Capital Group U.S. Equity Fund
Investment portfolio
July 31, 2024
unaudited

Common stocks 98.19% Information technology 23.86%	Shares	Value (000)
Microsoft Corp.	57,820	$24,189
Broadcom, Inc.	111,700	17,948
Apple, Inc.	50,072	11,120
KLA Corp.	8,446	6,952
ServiceNow, Inc.[1]	6,032	4,912
Salesforce, Inc.	17,910	4,635
Accenture PLC, Class A	11,962	3,955
ASML Holding NV (ADR)	3,271	3,064
Applied Materials, Inc.	8,963	1,902
NVIDIA Corp.	16,000	1,872
Micron Technology, Inc.	16,741	1,839
Analog Devices, Inc.	7,202	1,666
Atlassian Corp., Class A1	7,726	1,364
Texas Instruments, Inc.	5,900	1,203
Trimble, Inc.[1]	5,468	298
		86,919
Financials 16.87%
Visa, Inc., Class A	48,268	12,823
Marsh & McLennan Companies, Inc.	50,126	11,156
JPMorgan Chase & Co.	29,726	6,326
Wells Fargo & Co.	57,870	3,434
PNC Financial Services Group, Inc.	18,713	3,389
Arthur J. Gallagher & Co.	10,300	2,920
Truist Financial Corp.	59,562	2,662
MSCI, Inc.	4,200	2,271
Progressive Corp.	9,203	1,970
Aon PLC, Class A	5,816	1,911
Toast, Inc., Class A1	72,704	1,902
Jack Henry & Associates, Inc.	10,922	1,873
State Street Corp.	21,691	1,843
Morgan Stanley	15,434	1,593
KKR & Co., Inc.	12,838	1,585
S&P Global, Inc.	3,235	1,568
Mastercard, Inc., Class A	2,478	1,149
Discover Financial Services	7,527	1,084
		61,459
Industrials 13.24%
Waste Connections, Inc.	36,668	6,518
TransDigm Group, Inc.	3,385	4,381
General Electric Co.	18,327	3,119
RTX Corp.	26,251	3,084
Ingersoll-Rand, Inc.	30,315	3,044
Carrier Global Corp.	42,831	2,917
FedEx Corp.	9,497	2,870
Capital Group U.S. Equity Fund — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Northrop Grumman Corp.	5,384	$2,608
AMETEK, Inc.	14,709	2,552
ITT, Inc.	15,887	2,247
Veralto Corp.	19,947	2,126
Airbus Group SE (ADR)	50,200	1,898
Equifax, Inc.	5,827	1,628
Safran SA (ADR)	25,291	1,390
Saia, Inc.[1]	3,070	1,283
United Airlines Holdings, Inc.[1]	26,934	1,223
Boeing Co.[1]	6,382	1,216
HEICO Corp.	2,400	579
HEICO Corp., Class A	3,000	571
CSX Corp.	31,510	1,106
Union Pacific Corp.	4,301	1,061
Lincoln Electric Holdings, Inc.	4,031	828
		48,249
Health care 12.42%
Abbott Laboratories	63,793	6,758
Regeneron Pharmaceuticals, Inc.[1]	5,429	5,859
UnitedHealth Group, Inc.	9,723	5,602
Danaher Corp.	19,218	5,325
AbbVie, Inc.	23,266	4,311
Eli Lilly and Co.	5,235	4,210
Novo Nordisk AS, Class B (ADR)	26,706	3,542
Elevance Health, Inc.	6,234	3,317
AstraZeneca PLC (ADR)	37,141	2,940
Amgen, Inc.	4,601	1,530
Alnylam Pharmaceuticals, Inc.[1]	4,103	974
Sarepta Therapeutics, Inc.[1]	6,207	883
		45,251
Consumer discretionary 8.72%
Amazon.com, Inc.[1]	48,030	8,981
Chipotle Mexican Grill, Inc.[1]	95,150	5,168
Hilton Worldwide Holdings, Inc.	12,980	2,786
Tractor Supply Co.	9,524	2,508
Royal Caribbean Cruises, Ltd.	12,559	1,968
NIKE, Inc., Class B	26,208	1,962
TJX Companies, Inc.	14,950	1,690
Marriott International, Inc., Class A	6,564	1,492
Churchill Downs, Inc.	9,809	1,408
Burlington Stores, Inc.[1]	5,198	1,353
YUM! Brands, Inc.	6,580	874
Aramark	25,351	869
Darden Restaurants, Inc.	4,900	717
		31,776
Communication services 8.51%
Alphabet, Inc., Class C	86,402	14,961
Meta Platforms, Inc., Class A	13,731	6,520
Charter Communications, Inc., Class A1	7,738	2,938
Comcast Corp., Class A	67,273	2,776
Capital Group U.S. Equity Fund — Page 2 of 6

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Take-Two Interactive Software, Inc.[1]	13,280	$1,999
Electronic Arts, Inc.	11,887	1,794
		30,988
Utilities 4.46%
Constellation Energy Corp.	33,083	6,279
CenterPoint Energy, Inc.	90,858	2,521
Entergy Corp.	16,243	1,884
Sempra	23,108	1,850
Edison International	17,820	1,426
PG&E Corp.	69,651	1,271
Southern Co. (The)	12,096	1,010
		16,241
Consumer staples 3.97%
Philip Morris International, Inc.	40,004	4,607
Church & Dwight Co., Inc.	25,395	2,489
Constellation Brands, Inc., Class A	9,785	2,399
Dollar General Corp.	13,405	1,614
Anheuser-Busch InBev SA/NV (ADR)[2]	17,900	1,065
Mondelez International, Inc., Class A	14,012	958
Kraft Heinz Co. (The)	23,494	827
Estée Lauder Companies, Inc. (The), Class A	5,140	512
		14,471
Materials 3.41%
Linde PLC	18,296	8,297
ATI, Inc.[1]	39,385	2,667
Sherwin-Williams Co.	4,110	1,442
		12,406
Energy 2.34%
ConocoPhillips	43,249	4,809
Exxon Mobil Corp.	12,585	1,492
TC Energy Corp.	30,762	1,305
Chevron Corp.	5,649	907
		8,513
Real estate 0.39%
Equinix, Inc. REIT	1,814	1,434
Total common stocks (cost: $174,507,000)		357,707
Short-term securities 1.70% Money market investments 1.66%
Capital Group Central Cash Fund 5.32%[3,4]	60,390	6,039
Capital Group U.S. Equity Fund — Page 3 of 6

unaudited
Short-term securities (continued) Money market investments purchased with collateral from securities on loan 0.04%	Shares	Value (000)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.22%[3,5]	142,740	$143
Total short-term securities (cost: $6,182,000)		6,182
Total investment securities 99.89% (cost: $180,689,000)		363,889
Other assets less liabilities 0.11%		412
Net assets 100.00%		$364,301
Investments in affiliates4

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 7/31/2024 (000)	Dividend or interest income (000)
Short-term securities 1.66%
Money market investments 1.66%
Capital Group Central Cash Fund 5.32%[3]	$21,710	$41,143	$56,815	$1	$— [6]	$6,039	$479

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $155,000, which represented .04% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 7/31/2024.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan.
[6]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group U.S. Equity Fund — Page 4 of 6

unaudited
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of July 31, 2024, all of the fund’s investments were classifed as Level 1.
Capital Group U.S. Equity Fund — Page 5 of 6

unaudited
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
MFGEFP3-124-0924
Capital Group U.S. Equity Fund — Page 6 of 6